united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08253

The Boyar Value Fund, Inc.

(Exact name of registrant as specified in charter)

35 East 21st Street, New York, NY 10010

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212 995-8300

Date of fiscal year end: 12/31

Date of reporting period: 6/30/21

Item 1. Reports to Stockholders.

The Boyar Value Fund, Inc.

BOYAX

Semi-Annual Report
June 30, 2021

Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value

Our favorite holding period is forever. -- Warren Buffett

Dear Boyar Value Fund Shareholder:

Overview of The First Half of 2021

Compared with the first quarter of 2021, when the Georgia Senate runoff elections secured Democratic control of Congress (via the vice-presidential tiebreaker), protestors descended on the Capitol Building, and Archegos Capital imploded, the second quarter of 2021 was tranquil. This calmness was reflected in the stock market, with the VIX (a measure of stock market volatility) ending the first half of 2021 at 15.8. (In March 2020, at the height of the pandemic, that level reached 82.7.)

Will the calm in the markets continue? Not necessarily, according to Nicholas Colas, cofounder of DataTrek Research, who notes that during the summer months, when trading desks are thinly staffed, any surprising developments “hit the market harder than they otherwise might . . . and since volatility and returns have a negative correlation, this dynamic can make for difficult investment environments.” History bears this out, says Akane Otani, writing in the Wall Street Journal: July delivers average gains of 1.6%, but according to the Stock Traders Almanac, historical August returns have been so poor that “August’s a good month to go on vacation: trading stocks will lead to frustration.”

The S&P 500 finished the second quarter of 2021 selling for 21.5x earnings (fwd.) versus 19.2x at the February 19, 2020, pre-COVID peak and 13.3x at the March 23, 2020, pandemic low. Since the March 23 nadir, the S&P 500 has gained well over 90%. By most traditional valuation measures (price to earnings, price to book, price to free cash flow, etc.) the S&P 500 is historically overvalued.

Investors don’t seem concerned, though, with Investment Company Institute data recording a net $10 billion invested into U.S. stock mutual and exchange- traded funds in the second quarter of 2021. VandaTrack reports that retail investors were especially aggressive in June, purchasing $28 billion of individual stock and exchange-traded funds—the highest monthly total since at least 2014. Reminiscent of the speculative excesses of the dot- com era, more than 10 million new brokerage accounts were established in the first half of 2021, says JMP Securities—roughly the same as in all of 2020! Individual investors have an uncanny ability to pile into the market at its peaks, so we view their newfound enthusiasm for equities as good reason for caution.

Overvaluation against historical averages does not mean investors should avoid equities, because extraordinarily low interest rates make prior valuation comparisons less meaningful. More important, we don’t buy “the market”; we purchase businesses that sell far below our estimate of their worth. It may be especially hard uncovering bargains right now, but we’ve identified quite a few businesses selling at attractive levels even so.

Valuation measure	Description	Latest	25-year avg.*	Std. dev. Over- /under-Valued
P/E	Forward P/E	21.53x	16.71x	1.46
CAPE	Shiller’s P/E	37.75	27.68	1.62
Div. Yield	Dividend yield	1.44%	2.02%	1.77
P/B	Price to book	4.19	3.02	1.57
P/CF	Price to cash flow	16.07	10.95	2.43
EY Spread	EY minus Baa yield	1.28%	0.09%	-0.60

Source: JP Morgan Guide to the Markets.

32 West 39th Street • 9th Floor • New York, NY 10018 • P. 212.995.8300 • F. 212.995.5636
www.BoyarAssetManagement.com

What’s Been Driving Share Price Returns in 2021?

Stocks kept rising during the quarter, with the S&P 500 advancing by 8.5%. By far the best-performing sectors for 2Q were real estate (up 13.1%), energy (up 11.3%), and technology (up 11.6%). The only sector that fell into the red for the quarter was utilities (down 0.4%) .. For the first half of the year, no sector was in negative territory and by far the best- performing sector was energy (up 45.6% as of June 30). However, energy’s low weighting in the S&P 500 (2.9%) gave it little effect on the index’s return, and its fantastic rise should be viewed in context, following a loss of 37.3% in 2020. Interestingly, according to JP Morgan, since the market bottomed in March 2020, the S&P 500 had advanced ~96% as of June 30, 2021— leaving us “only” ~29% above its February 2020 peak.

	Current	Average	% of avg.
Top 10	30.0x	19.6x	153%
Remaining stocks	18.9x	15.6x	121%
S&P 500	21.5x	16.3x	132%

Source: JP Morgan Guide to the Markets.

As we’ve noted before, the S&P 500 is being driven by a handful of mega-cap stocks (because the index is weighted by market capitalization, companies with a higher market capitalization have a greater impact on its performance). But things haven’t always been this lopsided, says JP Morgan: as of June 30, 2021, the top 10 companies in the market-cap-weighted S&P 500 accounted for 28.6% of the index (versus 27.4% at the end of the first quarter of 2021 and ~17% back in 1996) and boasted an average forward multiple of 30.0x (versus an average of 19.6x since 1996 and virtually unchanged from the end of the prior quarter). The other stocks in the index are selling at 18.9x, well above their average valuation of 15.6x since 1996 but far less than the top 10 companies and down from 19.6x at the end of the first quarter of 2021.

To oversimplify slightly, two main factors influence share price movement: a company’s earnings (or for an index, the earnings of the companies it includes) and its multiple (the price investors will pay to capture its future earnings). Midway through 2021, the S&P 500 had advanced 14.4% (not including dividends). Interestingly, this year’s gains have been driven solely by earnings, with earnings growth of 19.7% YTD but the multiple dropping by 5.3%.

Source: JP Morgan Guide to the Markets.

Performance

The Boyar Value Fund gained 3.96% for the 2nd quarter versus a 4.92% increase for the S&P 1500 Value. For the first half of 2021, the Boyar Value Fund increased by 14.42% versus a 17.08% advance for the S&P 1500 Value.

A Relatively Cheap Corner of the U.S. Stock Market

Small-caps were the place to be these past 9 months. We’ve always been attracted to this area of the market, because Wall Street analysts tend not to follow smaller companies, which depresses their valuations and gives diligent investors an advantage. That’s why a few years ago we started a strategy largely focused on investing in micro- and small-cap stocks. The Russell 2000 (an index of smaller company stocks with an average market capitalization of $3.4 billion) ended June with 9 consecutive months of gains, its longest monthly winning streak since at least December 1986. Small-cap stocks have advanced ~49% since September 2020, versus a ~30% return for the S&P 500. Halfway through the year, small-cap stocks are up ~15%, roughly in line with the S&P 500 (though they’ve been lagging recently). What’s more, small-cap stocks are more attractively valued than larger companies, with Bank of America Research reporting that at the end of June, the Russell 2000 traded at 17.7x (fwd.) earnings, versus 21.5x for the Russell 1000 large-cap index.

Value Investing

What a difference a couple months can make in terms of stock market sentiment! This May, the financial press was heralding the return of value investing and predicting a new economic expansion that could last for years. As recently as May 11, Bloomberg’s Justina Lee was calling value investing “a winner”:

“Renewed value leadership at the factor level and the broader risk-on rebound suggest the economic cycle is continuing rather than peaking.”

“All this means quant investors who stuck with value during its historic pounding in the pandemic are getting their mojo back, while traders crowding into speculative tech-heavy corners of the market including Cathie Wood’s ARK funds are on the back foot.”

“The positive value returns in 2021, so far, have done little to shrink the extreme value spreads created by the previous negative returns.”

“Portfolios are still majorly composed of long duration growth assets and hence would be prone to losses if macro/inflation dynamics continue to improve. Cheap, economically sensitive, and an inflation hedge, value seems like the natural place to position a portfolio.”

But fast-forward a month or so, with the Federal Reserve signaling an earlier rise in rates, the financial press stopped predicting a renaissance in value investing. On June 21, Bloomberg’s Katie Greifeld and Viladana Hajric described the Fed’s actions as a “blow to value investors’ dreams”:

“You’re getting a bit of a gut check for the value trade. You have these sectors that have really outperformed, it was an area of the market that got crowded and you saw that the tech became underloved.”

That shifting appetite is evident in exchange-traded fund flows as well. The $170 billion Invesco QQQ Trust Series 1 ETF absorbed $3.9 billion through Thursday, on pace for its best week of inflows since September. Meanwhile, the $82 billion Vanguard Value ETF (ticker VTV) suffered its biggest one-day outflow since January in the wake of the Fed meeting.

“Investors are once again questioning the outlook for inflation and growth given the Fed’s expedited timeline for rate hikes, with performance leadership rotating from cyclical-value.”

But one well-respected market strategist isn’t changing his tune in terms of a return to value investing. In our last letter, we quoted JPMorgan Chase’s chief global strategist Marko Kolanovic as saying, “[W]e think this recovery can last longer and be more profound and have more of an impact on investor styles and flows than people appreciate.” Even after the Russell 1000 Value Index trailed its growth counterpart by roughly 8% in June (the most since 2000), Kolanovic said, “the current market positioning is not justified” and predicted “a move higher in bond yields, value and cyclical stocks” (emphasis added).

So why value shares’ reversal of fortune? Many pundits point to fears about rising interest rates and the COVID delta variant, but others point to muted earnings growth: value’s earnings were expected to rise 2.5x faster than growth shares this year, but halfway through the year, they’re roughly equal. In our opinion, pinpointing an exact reason for the change in investment sentiment is a fool’s errand. However, we are in Mr. Kolanovic’s camp in believing that the rotation back into value has not ended.

Source: JP Morgan Guide to the Markets.

Inflation

The financial media and Wall Street pundits have been fixating on when the Federal Reserve will raise rates—and the effect on future stock market returns. Interestingly, says JP Morgan, from 1965 to 2009 stocks and interest rates moved in tandem until yields reached 4.5%, then moved in opposite directions. Since 2009, however, the inflection point has been only 3.6%. Even in these unprecedented times, investors should focus less on where rates are headed (which seems impossible to predict) and more on the valuations and future prospects of the companies they own or would like to own—a much better recipe for long-term investment success.

Measures of inflation rose virtually unabated during the second quarter in the largest surge since 2008, with the Wall Street Journal’s Gwynn Guilford reporting 5% higher consumer prices for May than the year before—when you strip out volatile food and energy prices, it was the largest increase since June 1992. Gus Faucher, chief economist at PNC Financial Services Group, noted that the sharpest rises came in used cars, airfare, and hotel stays, the economic sectors most impacted by the pandemic: “[T]hat suggests that this is part of the dislocation from the reopening, and I would expect that . . . inflation will settle down later this year.” The trend continued in June as the government reported the fastest monthly rise in consumer prices in 13 years, at an increase of 5.4% (or 4.5% when setting aside food and energy prices—the highest such figure in 30 years).

Companies such as General Mills, Campbell Soup, and Unilever have begun raising prices on consumer goods, with the National Federation of Independent Business reporting that some 54% of small businesses followed suit by raising their average selling prices in June. And inflation is hitting the housing market particularly hard, says the National Association of Realtors: median home prices topped $350,000 for the first time in May, reflecting low interest rates as well as a shortage of homes on the market. The Wall Street Journal’s Nicole Friedman noted that the median existing home price has risen 23.6% from last year, yet homes are selling quickly. (The typical home sold in May spent a mere 17 days on the market.)

In June, however, some commodity prices began to reverse. By June 27, 2021, the prices of corn and soybeans were down from their May highs by 13% and 19%, respectively. Hogs, likewise, lost 17% in June.

The fall in lumber prices was particularly noteworthy as July futures closed on July 14 at $521.40 per thousand board feet, down almost 70% from the $1,711.20 high hit in May. September futures settled at $612, down $27 from their pre-pandemic high. This could have positive implications for homebuilders, as both KB Home and Lennar have indicated that they will not be passing the recent savings on to consumers and will instead improve their margins. Home Depot, however, has lowered lumber prices in certain stores, in some instances by as much as 31% in three weeks!

The cost of shipping goods from overseas has skyrocketed in response to supply chain disruptions worsened by businesses’ rush to restock inventories coming out of the pandemic. The Feightos Baltic Index indicates that the average price of shipping a container from China to California is now $6,043, up 43% for the year—and up 344% since the start of 2020. Likewise, the price of shipping a container from Asia to Europe has increased 130% since the start of the year. And not only is shipping more expensive, says research group Sea Intelligence, but it’s frequently late: ~700 ships were a week or more late in the first 5 months of 2021, versus 1,500 for the entire period of 2012–2020.

Debt

One of our biggest long-term concerns is the ballooning federal deficit. Before the pandemic, deficit as a percentage of GDP was uncomfortably high. The aggressive fiscal and monetary response to the economic effects of the pandemic kept the economy running and averted a depression, but it raised debt-to-GDP levels to multidecade highs, and more elevated deficit spending seems to be on its way. The U.S. is far from alone in this, however, with the Institute of International Finance reporting that many countries’ debt levels are elevated by historical standards: government debt increased to 105% of GDP in 2020, up from 88% pre-pandemic. In an extreme example, Japan’s public debt is over 250% of GDP, yet in the current low- interest-rate environment, its interest payments are basically the same as in the mid-1980s, when public debt was ~2/3 of GDP.

In the U.S. private sector, U.S. nonfinancial companies have taken on staggering levels of debt amid correspondingly low interest rates,

Source: JP Morgan Guide to the Markets.

with the Federal Reserve reporting that by the end of March, total debt for nonfinancial companies was $11.2 trillion—about half the size of the U.S. economy. The Wall Street Journal’s Sam Goldfarb reports that at the beginning of 2020, investment-grade corporate bonds yielded 2.84%, a figure that reached 4.6% at the height of the pandemic but fell to 1.74% by the end of 2020. By the end of the second quarter, spreads on investment-grade bonds had narrowed to an average of 81 basis points over Treasuries, the lowest level since 2005.

High-quality businesses have taken advantage of this by refinancing higher-cost debt, and struggling companies like Carnival Cruise have seized the lifeline by issuing debt to avert immediate bankruptcy amid lockdowns: Carnival, for example, had $33 billion of debt as of this past February, roughly triple its figure at the end of 2019.

Perhaps “high-yield” isn’t such a descriptive name for junk bonds anymore. This June, Centene Corporation sold $1.8 billion in junk bonds with a yield of 2.45%—a record low. Average junk bond yields stand at ~3.89%— ~5 basis points from their all-time low yield and by certain measures do not even keep up with the rate of inflation. Indebted companies have taken advantage of the environment to issue more debt: according to S&P Global Market Intelligence, triple-C bond issuance is running 35% above the previous record, and Bank of America forecasts that junk bond issuance will hit a record $500 billion this year. Some may argue that investors are not receiving enough compensation to account for the risk they are taking. The average extra yield, or the spread investors demanded to hold junk bonds instead of U.S. Treasuries, was 2.62% as of July 6, 2021, according to Bloomberg Barclays data. In March 2020 that spread was more than 10%! In our opinion, certain equities that currently yield 3%-4% (with the capability of increasing their dividends over time) are much better investments for income-oriented investors than “high-yield” bonds are at current levels.

Where Do We Go From Here?

As Ben Levinson of Barron’s discusses in his July 5 trader column, the S&P 500 has risen for five quarters in a row, representing the second-best first -half gain since 1998. The quarterly gains are particularly noteworthy due to their strength, as the S&P 500 has gained more than 5% for five quarters in a row. These impressive gains may cause some investors to believe that a correction is imminent, so that now is the time to book profits. History, however, does not necessarily support such a course of action. The last time the S&P 500 gained 5% for five quarters in a row, it quickly lost 6% but subsequently recovered and gained 26% over the next 12 months. While investors should never invest more than they can afford to lose, cashing out simply because the market has advanced has historically not been a winning strategy. While they might not see a straight line up, investors with a portfolio of attractively priced high-quality stocks should probably just stay the course.

We’ve said it before and we’ll say it again: staying the course and taking a long-term view is one of individual investors’ best ways of putting the odds of investment success in their favor. According to Dalbar, over the past 20 years the S&P 500 has advanced 7.5%, yet the average investor has gained a mere 2.9% (barely beating the 2.1% inflation over the period). Why this underperformance? Partly because investors let their emotions get the best of them and chase the latest investment fad—or sell for nonfundamental reasons, such as simply because a company’s share price (or an index) has increased in value.

By contrast, taking a multiyear view tilts the odds of success in investors’ favor. Since 1950, the range of stock market returns measured by the S&P 500 (using data supplied by JP Morgan) in any given year has been from +47% to - 39%. For any given 5-year period, however, that range is +28% to -3%—and for any given 20-year period, it is +17% to +6%. In short, since 1950, there has never been a 20-year period when investors did not make at least 6% per year in the stock market. Although past performance is certainly no guarantee of future returns, history shows that the longer the time frame you give yourself, the better your chances of earning a satisfactory return.

Source: JP Morgan Guide to the Markets.

As always, we’re available to answer any questions you might have. If you’d like to discuss these issues further, please reach out to us.

Best Regards,

Mark A. Boyar

Jonathan I. Boyar

1391-NLD-07272021

Competitive Returns (Unaudited)

As you can see from the chart below, our buy and hold philosophy has enabled the Fund to produce after tax returns that pretty much mirror our pre-tax returns. The returns used in the illustration exclude loads, but are inclusive of all fees, and assumes the highest rates when calculating after tax returns.

Average Annual Returns

(Through 6/30/21)

				Since
	1 Year	5 Year	10 Year	Inception*

At NAV	38.08%	10.25%	10.71%	7.11%
Inclusive of sales charges	31.20%	9.13%	10.15%	6.87%
After taxes on distribution	30.61%	8.40%	9.60%	6.28%
After taxes on distribution and the sale of shares	18.77%	7.07%	8.25%	5.59%
S&P Composite 1500 Value Index	41.80%	12.61%	11.88%	N/A
*(5/5/98)

The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or for shares held by non-taxable entities. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies. Additionally, value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. As portfolio and market conditions change future distributions and yields will vary, dividends are not guaranteed. Distribution amount may include net investment income, capital gains and or return of capital. Distribution amount is not indicative of Fund performance. Individual performance results will vary and may include the reinvestment of income/dividends and capital gains distributions. Performance figures for periods greater than one year are annualized.

The S&P Composite 1500 Value Index combines three leading indices, the S&P 500®, the S&P MidCap 400®, and the S&P SmallCap 600®, to cover approximately 90% of U.S. market capitalization.

The performance of the indices includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for Federal income taxes. A shareholder cannot invest in an index. This information is provided for comparison purposes only.

Comparisons to indices have limitations because indices have volatility and other material characteristics that may differ from a particular investment. Any indices and other financial benchmarks are provided for illustrative purposes only. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the advisor’s decision-making. An investment cannot be made directly in an index. Index performance does not reflect the deduction of any management fees, taxes or expenses.

The total annual operating expense ratio for the Boyar Value Fund as stated in the fee table in the Fund’s prospectus dated May 1, 2021 was 1.81%. [An updated total annual operating expenses figure will appear in the Fund’s next prospectus update.]

^ The performance data quoted represents past performance. Past performance does not guarantee future results, and except where noted as after-tax, does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate. Consequently, an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns for periods greater than one year are annualized. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-266-5566.

Comparison of the Change in Value of a $10,000 Investment (Unaudited)

The Chart above represents historical performance of a hypothetical investment of $10,000 in the Boyar Value Fund from inception. The performance of the Fund includes the reinvestment of all dividend and capital gain distributions and has been adjusted for the maximum applicable sales charge of 5.00%. The performance of the Fund as reflected in the chart does not include the effect of taxes incurred on Fund distributions or on the redemption of Fund shares.

Portfolio Diversification By Sector (as of June 30, 2021)

(as a percentage of total net assets) (Unaudited)

The composition of the Fund’s portfolio is subject to change.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

It’s not what you make; it’s what you keep – Taxes are potentially the biggest expense an individual mutual fund investor will experience.

By holding stocks for long periods of time, you postpone paying taxes, which positively impacts long-term returns. Buying and holding stocks for long periods may sound stodgy, but it postpones the payment of capital gains taxes with the added positive effects on the compounding rate. Since profit taking involves transactions, it obliges you to take the IRS in as a partner. With profits not taken, there is a future tax liability, but all the money is still working for its owner. No transactions, no tax. The Boyar Value Fund believes that holding stocks for long periods of time is the best way for an individual investor to create wealth.

This letter seeks to describe the Fund managers’ current view of the market. Statements referring to future events or actions, such as future financial performance, are based on current expectations and projections about future events provided by various sources, including the Fund’s management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class.

IMPORTANT DISCLAIMER

Past performance is no guarantee of future results. Investing in equities and fixed income involves risk, including the possible loss of principal. The S&P 500 Index is included to allow you to compare your returns against an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. The Russell 2000® Value Index measures the performance of small-cap value segment of the US equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 1500 Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price and the constituents are dawn from the S&P 500, S&P Midcap 400 and the S&P SmallCap 600. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The volatility of the above-referenced indices may be materially different from that of your account(s), and the holdings in your account(s) may differ significantly from the securities that comprise the above-referenced indices. Your results are reported gross of fees. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.50% annual investment advisory fee would be $15,566 in the first year, and cumulative effects of $88,488 over five years and $209,051 over ten years. This material is intended as a broad overview of Boyar Asset Management’s, philosophy and process and is subject to change without notice. Account holdings and characteristics may vary since investment objectives, tax considerations and other factors differ from account to account.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2021

Shares		Fair Value
	COMMON STOCK - 90.9%
	APPAREL & TEXTILE PRODUCTS - 1.4%
24,070	Hanesbrands, Inc.	$449,387

	ASSET MANAGEMENT - 8.0%
8,500	Ameriprise Financial, Inc.	2,115,480
12,359	Franklin Resources, Inc.	395,364
		2,510,844
	BANKING - 10.1%
29,221	Bank of America Corp.	1,204,782
4,430	Citigroup, Inc.	313,422
10,750	JPMorgan Chase & Co.	1,672,055
		3,190,259
	BEVERAGES - 0.9%
5,226	Coca-Cola Co.	282,779

	BIOTECH & PHARMA - 5.0%
7,500	Bristol-Myers Squibb Co.	501,150
2,500	Johnson & Johnson	411,850
16,000	Pfizer, Inc.	626,560
1,985	Viatris, Inc.	28,366
		1,567,926
	CABLE & SATELLITE - 3.3%
18,268	Comcast Corp., Class A	1,041,641

	CHEMICALS - 0.2%
3,000	Univar Solutions, Inc. *	73,140

	CONTAINERS & PACKAGING - 0.4%
7,215	O-I Glass, Inc. *	117,821

	E-COMMERCE DISCRETIONARY - 2.8%
12,500	eBay, Inc.	877,625

	ENTERTAINMENT CONTENT - 9.4%
2,641	AMC Networks, Inc., Class A *	176,419
12,687	Discovery Communications, Inc., Class C *	367,669
5,634	Madison Square Garden Entertainment Corp. *	473,087
18,653	MSG Networks, Inc., Class A *	271,961
9,500	Walt Disney Co. *	1,669,815
		2,958,951

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021

Shares		Fair Value
	FOOD - 1.8%
9,000	Mondelez International, Inc., Class A	$561,960

	HEALTH CARE FACILITIES & SERVICES - 1.7%
6,500	CVS Health Corp.	542,360

	HOME & OFFICE PRODUCTS - 2.8%
6,701	Newell Brands, Inc.	184,076
3,700	Scotts Miracle-Gro Co., Class A	710,104
		894,180
	HOUSEHOLD PRODUCTS - 0.4%
3,200	Energizer Holdings, Inc.	137,536

	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
12,707	Bank of New York Mellon Corp.	650,980

	INTERNET MEDIA & SERVICES - 4.2%
28,752	Angi, Inc. *	388,727
2,815	IAC/InterActiveCorp. *	433,989
7,169	Twitter, Inc. *	493,299
		1,316,015
	LEISURE FACILITIES & SERVICES - 8.4%
19,227	Liberty Media Corp-Liberty Braves *	533,934
4,934	Madison Square Garden Sports Corp. *	851,460
8	Marriott International, Inc., Class A *	1,092
3,000	McDonald’s Corp.	692,970
9,500	MGM Resorts International	405,175
1,500	Starbucks Corp.	167,715
		2,652,346
	LEISURE PRODUCTS - 1.6%
10,000	Acushnet Holdings Corp.	494,000

	MACHINERY - 1.0%
22,554	Mueller Water Products, Inc.	325,229

	REAL ESTATE OWNERS & DEVELOPERS - 0.1%
21,539	Trinity Place Holdings, Inc. *	45,447

	RETAIL - CONSUMER STAPLES - 1.1%
1,425	Target Corp.	344,479

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021

Shares		Fair Value
	RETAIL - DISCRETIONARY - 6.4%
6,385	Home Depot, Inc.	$2,036,113

	SEMICONDUCTORS - 1.4%
8,000	Intel Corp.	449,120

	SOFTWARE - 9.1%
9,734	Microsoft Corp.	2,636,941
4,570	Vimeo, Inc. *	223,930
		2,860,871
	TECHNOLOGY HARDWARE - 2.1%
12,500	Cisco Systems, Inc.	662,500

	TECHNOLOGY SERVICES - 0.9%
37,500	Conduent, Inc. *	281,250

	TRANSPORTATION & LOGISTICS - 3.3%
5,000	United Parcel Service, Inc., Class B	1,039,850

	WHOLESALE - CONSUMER STAPLES - 1.0%
4,000	Sysco Corp.	311,000

	TOTAL COMMON STOCK (Cost - $10,497,765)	28,675,609

	PREFERRED STOCK - 0.9%
	RETAIL - DISCRETIONARY - 0.9%
2,573	Qurate Retail, Inc., 8.00% (Cost - $240,993)	278,527

	SHORT-TERM INVESTMENT - 8.3%
2,626,616	Dreyfus Institutional Preferred Government Money Market Fund - Premier Shares, 0.01% ** (Cost - $2,626,616)	2,626,616

	TOTAL INVESTMENTS - 100.1% (Cost - $13,365,374)	$31,580,752
	OTHER ASSETS LESS LIABILITIES - NET - (0.1)%	(43,477)
	NET ASSETS - 100.0%	$31,537,275

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on June 30, 2021.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2021

ASSETS
Investment securities, at cost	$13,365,374
Investment securities, at value	$31,580,752
Dividends and interest receivable	8,510
Prepaid expenses and other assets	16,428
TOTAL ASSETS	31,605,690

LIABILITIES
Advisory fees payable	13,059
Distribution fees (12b-1) payable	13,313
Payable to service providers	23,861
Audit fees payable	8,587
Accrued Director/Trustee fees	4,234
Accrued expenses and other liabilities	5,361
TOTAL LIABILITIES	68,415
NET ASSETS	$31,537,275

Net Assets Consist Of:
Paid in capital	$13,197,582
Accumulated earnings	18,339,693
NET ASSETS	$31,537,275

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	1,001,333
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$31.50
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$33.16

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2021

INVESTMENT INCOME
Dividends	$223,427
Interest	137
TOTAL INVESTMENT INCOME	223,564

EXPENSES
Investment advisory fees	75,823
Distribution (12b-1) fees	37,912
Administrative services fees	29,503
Transfer agent fees	26,240
Accounting services fees	11,946
Audit fees	8,507
Legal fees	7,962
Compliance officer fees	6,969
Directors’ fees and expenses	6,564
Insurance expense	6,335
Printing and postage expenses	5,820
Registration fees	2,896
Custodian fees	3,586
Other expenses	3,613
TOTAL EXPENSES	233,676

Plus:
Recaptured fees waived	4,745
NET EXPENSES	238,421
NET INVESTMENT LOSS	(14,857)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from security transactions	137,586
Net change in unrealized appreciation (depreciation) of investments	3,917,817
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,055,403

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,040,546

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	June 30, 2021	December 31, 2020
	(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$(14,857)	$37,934
Net realized gain from security transactions	137,586	471,908
Net change in unrealized appreciation (depreciation) on investments	3,917,817	502,046
Net increase in net assets resulting from operations	4,040,546	1,011,888

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	—	(508,256)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	309,209	568,097
Net asset value of shares issued in reinvestment of distributions to shareholders	—	484,440
Payments for shares redeemed	(884,730)	(1,425,981)
Net decrease in net assets from capital share transactions	(575,521)	(373,444)

TOTAL INCREASE IN NET ASSETS	3,465,025	130,188

NET ASSETS
Beginning of period	28,072,250	27,942,062
End of period	$31,537,275	$28,072,250

CAPITAL SHARE ACTIVITY
Shares Sold	10,217	23,509
Shares Reinvested	—	18,253
Shares Redeemed	(28,709)	(59,945)
Net decrease in shares outstanding	(18,492)	(18,183)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Period Presented

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	June 30,		December 31,	December 31,	December 31,	December 31,	December 31,
	2021		2020	2019	2018	2017	2016
	(Unaudited)
Net Asset Value, Beginning of Period	$27.53		$26.92	$23.48	$26.54	$23.37	$22.22
Activity from investment operations:
Net investment income (loss) (1)	(0.01)		0.04	0.11	0.08	0.10	0.03
Net realized and unrealized gain (loss) on investments	3.98		1.08	4.37	(1.92)	3.52	1.54
Total from investment operations	3.97		1.12	4.48	(1.84)	3.62	1.57
Paid-in-Capital from Redemption Fees (1)	—		—	0.00 (2)	—	—	—
Less distributions from:
Net investment income	—		(0.04)	(0.11)	(0.08)	(0.11)	(0.03)
Net realized gains	—		(0.47)	(0.93)	(1.14)	(0.34)	(0.39)
Total distributions	—		(0.51)	(1.04)	(1.22)	(0.45)	(0.42)
Net Asset Value, End of Period	$31.50		$27.53	$26.92	$23.48	$26.54	$23.37
Total Return (3)	14.42	% (4)	4.23%	19.15%	(7.12)%	15.48%	7.04%
Net Assets, End of Period	$31,537,275		$28,072,250	$27,942,062	$24,389,769	$27,219,974	$24,432,589
Ratio of gross expenses to average net assets (5)	1.54	% (6)	1.78%	1.75%	2.11%	2.22%	2.19%
Ratio of net expenses to average net assets	1.57	% (6)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income to average net assets	(0.10	)% (6)	0.15%	0.42%	0.30%	0.42%	0.13%
Portfolio Turnover Rate	0	% (4)	14%	9%	7%	2%	4%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Adviser not waived their fees and/or reimbursed expenses for the years ended 2016, 2017, 2018, 2019 and 2020, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(6)	Annualized.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2021

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Fund’s Board of Directors (the “Board”). The Board has delegated execution of these procedures to a Fair Value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.

Fair Valuation Process – As noted above, the Fair Value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2021 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$28,675,609	$—	$—	$28,675,609
Preferred Stock	278,527	—	—	278,527
Short-Term Investment	2,626,616	—	—	2,626,616
Total	$31,580,752	$—	$—	$31,580,752

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2018 to December 31, 2020, or expected to be taken in the Fund’s December 31, 2021 year-end tax returns.

The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the six months ended June 30, 2021, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $260,137, respectively.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2021, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Boyar Value Fund	$13,365,374	$18,285,212	$(69,834)	$18,215,378

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Northern Lights Distributors, LLC (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the six months ended June 30, 2021, the Fund incurred $75,823 in advisory fees.

Pursuant to a written contract, the Adviser has agreed to waive a portion of its advisory fees and the to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser is permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser has agreed to maintain this expense limitation through at least May 1, 2022. For the six months ended June 30, 2021, the Adviser waived/recaptured fees in the amount of $4,745.

As of December 31, 2020, the Adviser has the following amounts of waived/reimbursed expenses that may be recovered:

Amount	Expiration Date
$4,745	December 31, 2022

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the six months ended June 30, 2021, the Distributor received $1,181 from front-end sales charges, of which $115 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Trust are also officers of the Adviser or GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out- of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services. GFS’s share of such fees collected for the six months ended June 30, 2021 was $3,586. The Custodian fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Adviser, GFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Vector Group Ltd. held approximately 37.8% while National Financial Services LLC held 43.8% of the voting securities of the Boyar Value Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. For the six months ended June 30, 2021, the Fund had no redemption fees.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
June 30, 2021

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2020 and December 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Ordinary Income	$38,641	$112,139
Long-Term Capital Gain	469,615	928,395
	$508,256	$1,040,534

As of December 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Unrealized	Total
Long-Term	Appreciation/	Accumulated
Gains	(Depreciation)	Earnings/(Deficits)
$1,586	$14,297,561	$14,299,147

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of equalization credits resulted in reclassifications for the Fund for the fiscal year ended December 31, 2020 as follows:

Paid	Accumulated
In	Earnings
Capital	(Losses)
$2,135	$(2,135)

9.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

BOYAR VALUE FUND, INC.
EXPENSE EXAMPLES (Unaudited)
June 30, 2021

As a shareholder of the Boyar Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees and distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Boyar Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 through June 30, 2021.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Boyar Value Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period **
	1/1/21	6/30/21	1/1/21 – 6/30/21	1/1/21 – 6/30/21
Actual	$1,000.00	$1,144.20	$8.35	1.57%
Hypothetical
(5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year [181] divided by the number of days in the fiscal year [365].

**	Annualized.

PRIVACY NOTICE

Rev. June 2011

FACTS	WHAT DOES BOYAR VALUE FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■ Social Security number	■ Purchase History

	■ Assets	■ Account Balances

	■ Retirement Assets	■ Account Transactions

	■ Transaction History	■ Wire Transfer Instructions

■ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Boyar Value Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Boyar Value Fund, Inc, share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Rev. June 2011

Who we are
Who is providing this notice?	Boyar Value Fund, Inc.
What we do
How does Boyar Value Fund, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Boyar Value Fund, Inc. collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Boyar Value Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Boyar Value Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Boyar Value Fund, Inc. does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

BVF-SAR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of June 30, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Boyar Value Fund, Inc.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 9/7/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Sam Singh

Sam Singh, Principal Executive Officer/President

Date 9/7/21

By (Signature and Title)

* /s/ Dawn Borelli

Dawn Borelli, Principal Financial Officer/Treasurer

Date 9/7/21

* Print the name and title of each signing officer under his or her signature.